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                                  EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Caraco Pharmaceutical Laboratories, Ltd. ("Caraco") for the quarter ended June 30, 2004 (the "Report"), the undersigned, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Caraco.

July 20, 2004                                     /s/  Jitendra N. Doshi
                                                  ---------------------------
                                                  Jitendra N. Doshi
                                                  Chief Executive Officer
                                                  and Chief Financial Officer

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